SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):     December 23, 2003
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)




Item 5.    Other Events and Regulation FD Disclosure.

As announced in a press release dated December 23, 2003, which is attached hereto as Exhibit 99, Hasbro, Inc., a Rhode Island corporation (the "Company") announced that its tender offer for all outstanding 8 1/2% notes due in 2006 (the "Notes") expired at 12:00 midnight, New York City time, on Monday December 22, 2003, and that it has accepted for payment and will purchase all Notes validly tendered pursuant to the tender offer and not withdrawn. The aggregate principal amount of Notes validly tendered and not withdrawn was $167,257,000 and the aggregate cost to purchase the Notes tendered pursuant to the tender offer was approximately $188,991,050, plus approximately $3,870,141 of accrued but unpaid interest to, but not including, the day of payment for the Notes.



Item 7.    Financial Statements and Exhibits.

           (c) Exhibits

           99  Press Release, dated December 23, 2003, of Hasbro, Inc.




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: December 23, 2003                   By:  /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)




                                  HASBRO, INC.
                           Current Report on Form 8-K
                             Dated December 23, 2003


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99           Press Release, dated December 23, 2003, of Hasbro, Inc.